Supplement dated October 9, 2006 to the
Statement of Additional Information dated May 1, 2006

WM VARIABLE TRUST

Subject to shareholder approval at a meeting to be held on December 15, 2006, it is expected that each of the Funds and Portfolios will be merged into a corresponding series of Principal Variable Contracts Fund, Inc. ("PVC"). In connection with such proposed mergers, and as soon as reasonably practicable following shareholder approval thereof, each Fund will change the methods it uses to value certain of its portfolio securities for purposes of determining its net asset value in order to align its methods with those of PVC. Accordingly, the second and third paragraphs under the heading "Net Asset Value" on pages 49 and 50 are expected to be replaced by the following:

A security that is primarily traded on a U.S. exchange (excluding securities traded through the NASDAQ National Market System) is valued at the last reported sales price (for securities traded through the NASDAQ National Market System, the official closing price) on that exchange or, if there were no sales during the day (and no official closing price on such day), at the current day's bid price. Over-the-counter securities that are not traded through the NASDAQ National Market System and U.S. government securities are valued at the current day's bid price. An option is generally valued at the last sale price or, in the absence of a last sale price, at the current day's bid price. Short term debt securities that mature in 60 days or less are valued at amortized cost; assets of the Money Market Fund are also valued at amortized cost; securities and other assets initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services (normally determined at the close of the New York Stock Exchange). The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market value as determined by or under the direction of the Board of Trustees

Debt securities of U.S. issuers (other than U.S. government securities and short-term investments), including municipal obligations, are valued by one or more independent pricing services (each a "pricing service") retained by the Trust. When, in the judgment of a pricing service, market quotations for these securities are readily available, they are valued at the quoted bid prices. Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Board of Trustees, which may rely on the assistance of one or more pricing services. The procedures of each pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees.